Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO AMERICAN CAPITAL, LTD.

LOCK UP AGREEMENT

This SECOND AMENDMENT, dated as of March 26, 2010 (this “Second Amendment”), amends the Lock Up Agreement, dated as of November 20, 2009 (as amended, supplemented or otherwise modified from time to time, the “Lock Up”), by and among American Capital, Ltd., a Delaware corporation (the “Company”), and each of the creditors party thereto (the “Consenting Creditors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lock Up.

RECITALS

WHEREAS, pursuant to the Lock Up, the Consenting Creditors have agreed to implement a restructuring and reorganization of the Company pursuant to the terms set forth in the Term Sheet and the Private/ Public Terms;

WHEREAS, the Company has requested that the Majority Consenting Creditors enter into this Second Amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to Section 4. Section 4 is hereby amended as follows:

(i) in Section 4(ii), by deleting both occurrences of the date “March 15, 2010” and replacing them with “May 31, 2010” and by deleting the date “March 31, 2010” and replacing it with “June 30, 2010”.

(ii) in Section 4(iii)(2), by deleting the date “May 15, 2010” and replacing it with “July 31, 2010” and by deleting the date “May 31, 2010” and replacing it with “August 15, 2010”.

(iii) in Section 4(iii)(3), by deleting the date “May 31, 2010” and replacing it with “August 15, 2010”.

2. Effectiveness. This Second Amendment shall not become effective unless and until it has been duly executed and delivered by the Company and the Majority Consenting Creditors.

3. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Lock Up are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Lock Up or for any purpose except as expressly set forth herein.

1

4. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Second Amendment. Delivery of an executed signature page of this Second Amendment by facsimile shall be as effective as delivery of a manually executed signature page of this Second Amendment.

5. Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6. Headings. The headings of the sections and subsections of this Second Amendment are inserted for convenience only and shall not affect the interpretation hereof.

7. No Solicitation. This Second Amendment is not and shall not be deemed to be a solicitation of votes for the Plan. In addition, this Second Amendment does not constitute an offer to issue or sell securities to any person, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE.

2

IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

By:
Name:
Title:

Address:

Attention:
Fax:

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Chairman of the Board and CEO

CONSENTING CREDITORS:

NAME OF INSTITUTION:

By:
Name:
Title:

Address:

Attention:
Fax:

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

AFC Investors Trust

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008.

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

Address:

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Joe Feil (jfeil@wilmingtontrust.com)

Fax: 302/636-4145 Phone: 302/636-6466

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
Bank of Montreal Capital Markets Financing Inc.

By:	/s/ Lana Powers
Name:	Lana Powers
Title:	Vice President/Director

Address:

115 South LaSalle Street, 12th Floor

Chicago, IL 60603

Attention: Lana Powers

Fax: 312-461-7958

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
Bank Leumi USA

By:	/s/ Joung Hee Hong
Name:	Joung Hee Hong
Title:	First Vice President

Address:

562 Fifth Avenue

New York, NY 10036

Attention: Joung Hee Hong

Fax: 212-407-4317

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bank of America, NA

By:	/s/ Sean A. Tobias
Name:	Sean A. Tobias
Title:	Senior Vice President

Address:

901 Main Street

66th Floor, TX1-492-66-01

Dallas, Texas 75202

Attention: Sean Tobias

Fax: 214-530-2657

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

BFC Investors Trust

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008.

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

Address:

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Joe Feil (jfeil@wilmingtontrust.com)

Fax: 302/636-4145 Phone: 302/636-6466

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Cathay United Bank

By:	/s/ Grace Chou
Name:	Grace Chou
Title:	SVP & General Manager

Address:

725 South Figueroa Street, Suite 4150

Los Angeles CA 90017

Attention: Janet Fu

Fax: 213-627-6817

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Gil Golan
Name:	Gil Golan
Title:	Vice President

By:	/s/ Ian Landow
Name:	Ian Landow
Title:	Authorized Signatory

Address:

11 Madison Avenue (5th Floor)

New York, NY 10010

Attention: Ashwinee Sawh

Fax: (212) 325-8129

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

CFC Investors Trust

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 11, 2008.

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

Address:

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Joe Feil (jfeil@wilmingtontrust.com)

Fax: 302/636-4145 Phone: 302/636-6466

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Citibank, NA, in its capacity as Safekeeping Agent for Midtown Acquisitions,

L.P. (f/k/a DK Acquisition Partner, L.P.).

By:	/s/ Camille Tomao
Name:	Camille Tomao
Title:	Director

Address:

Camille R. Tomao, Director

Citi, Agency & Trust

388 Greenwich Street, 14th Floor

New York, NY 10013

212-816-5692

Attention:

Fax: 212-816-5530

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Credit Suisse Loan Funding LLC

By:	/s/ Kenneth Hoffman
Name:	Kenneth Hoffman
Title:	Managing Director

By:	/s/ Douglas DiBella
Name:	Douglas DiBella
Title:	Authorized Signatory

Address:

11 Madison Avenue (5th Floor)

New York, NY 10010

Attention: Ashweinee Sawh

Fax: (212) 325-8129

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
EFC Investors Trust
By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008.

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

Address:

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Joe Feil (jfeil@wilmingtontrust.com)

Fax: 302/636-4145 Phone: 302/636-6466

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

FFC Investors Trust

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated January 9, 2009.

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

Address:

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Joe Feil (jfeil@wilmingtontrust.com)

Fax: 302/636-4145 Phone: 302/636-6466

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

GoldenTree Credit Opportunities Second Financing, Limited

By:	Goldentree Asset Management, LP.

By:	/s/ William D .Christian
Name:	William D. Christian
Title:	Chief Operating Officer

Address:

1230 Avenue of the Americas

3 rd Floor

NY, NY 10022

Attention: Karen Weber

Fax: 212-847-3431

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

GoldenTree 2004 Trust

By:	Goldentree Asset Management, LP.

By:	/s/ William D .Christian
Name:	William D. Christian
Title:	Chief Operating Officer

Address:

1230 Avenue of the Americas

3 rd Floor

NY, NY 10022

Attention: Karen Weber

Fax: 212-847-3431

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.
By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

GNS SIP Limited

By:	Goldentree Asset Management, LP.

By:	/s/ William D .Christian
Name:	William D. Christian
Title:	Chief Operating Officer

Address:

1230 Avenue of the Americas

3 rd Floor

NY, NY 10022

Attention: Karen Weber

Fax: 212-847-3431

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

GoldenTree Credit Opportunities Financing, Limited

By:	Goldentree Asset Management, LP.

By:	/s/ William D .Christian
Name:	William D. Christian
Title:	Chief Operating Officer

Address:

1230 Avenue of the Americas

3 rd Floor

NY, NY 10022

Attention: Karen Weber

Fax: 212-847-3431

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Goldman Sachs Lending Partners LLC

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

Address:

30 Hudson Street

Jersey City, NJ 07302

Attention: Lauren Day

Fax: 646-769-7700

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

HSBC Bank USA, National Association

By:	/s/ Patrick M. Hanley
Name:	Patrick M. Hanley
Title:	Senior Vice President

Address:

One HSBC Center, 26th Floor

Buffalo, NY 14203

Phone: Patrick M. Haley

Fax: 716-841-1968

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Jefferies Leveraged Credit Products, LLC

By:	/s/ William M. McLoughlin
Name:	William M. McLoughlin
Title:	Senior Vice President

Address:

Jefferies & Co.

The Metro Center

One Station Place 13N

Stanford, CT 06102

Attention: Anna Lopicollo

Fax: 201-221-8265

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.

By:	/s/ Melissa Ferro
Name:	Melissa Ferro
Title:	Executive Director

Address:

277 Park Avenue, 36th Floor

New York, NY 10172

Attention: Melissa Ferro

Fax: 212-270-2642

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Macquarie Bank Limited

By:	/s/ Marc Thatcher
Name:	Marc Thatcher
Title:	Division Director

By:	/s/ Lisa Knowles
Name:	Lisa Knowles
Title:	Division Director

Address:

c/o Macquarie Capital (USA) Inc.

125 West 55th Street

New York, New York 10019

Attention: FICC Credit Sales & Trading

Fax: (212) 231-2399

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank Co., Ltd. Chicago Branch

By:	/s/ Liu, Ming Yung
Name:	Liu, Ming Yung
Title:	SVP & General Manager

Address:

2 N. LaSalle Street, Suite 1803

Chicago, IL 60076

Attention: Ms. Louisa Chan

Fax: 1-312-782-2402

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank Co., Ltd., New York Branch

By:	/s/ Priscilla Hsing
Name:	Priscilla Hsing
Title:	VP & DGM

Address:

65 Liberty Street

New York, NY 10005

Attention: Ifen Lee Loan Division

Fax: 212-766-5006

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
Mega International Commercial Bank Co., Ltd., Silicon Valley Branch

By:	/s/ Kuang Hua Wei
Name:	Kuang Hua Wei
Title:	Senior Vice President & General Manager

Address:

333 W. San Carlos Street

Suite 100

San Jose, CA 95110

Attention: Sandy Chang

Fax: 408-283-1678

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
MFC Investors Trust

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated May 8, 2009.

By:	/s/ Joseph B. Feil
Name:	Joseph B. Feil
Title:	Vice President

Address:

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Joe Feil (jfeil@wilmingtontrust.com)

Fax: 302/636-4145 Phone: 302/636-6466

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Morgan Stanley Bank, NA

By:	/s/ Todd Vannucci
Name:	Todd Vannucci
Title:	Authorized Signatory

Address:

Morgan Stanley Principal Investments

1585 Broadway (2nd Floor)

New York, NY 10036

Attention: David Hansen

Fax: 646-403-9616

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Royal Bank of Canada

By:	/s/ Kirsten Monaghan
Name:	Kirsten Monaghan
Title:	Director
RBC Royal Bank

Address:

20 King Street West, 9th Floor

Toronto, ON M5H 1C4

Attention: Kirsten Monaghan

Fax: 416-974-8376

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
Societe Generale

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

Address:

1221 Avenue of the Americas

New York, NY 10020

Attention: Shelley Yu

Fax: 212-278-7569

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:
NAME OF INSTITUTION:
Special Value Continuation Partners, LP

By:	Tennenbaum Capital Partners, LLC, its Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Authorized Signatory

Address:

2951 28th Street, Suite 1000

Santa Monica, CA 90405

Attention:

Fax: 310-899-4950

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Tennenbaum Opportunities Partners V, LP

By:	Tennenbaum Capital Partners, LLC, its Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Authorized Signatory

Address:

2951 28th Street, Suite 1000

Santa Monica, CA 90405

Attention:

Fax: 310-899-4950

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

The Bank of East Asia, Limited, New York Branch

By:	/s/ Kenneth A. Pettis
Name:	Kenneth A. Pettis
Title:	Senior Vice President

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	Senior Vice President

Address:

202 Canal Street

New York, NY 10013

Attention: Jun Ren

Fax: 212-962-1334

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

The Royal Bank of Scotland PLC

By:	RBS Securities Inc, its Agent

By:	/s/ Matthew S. Rosencrans
Name:	Matthew S. Rosencrans
Title:	Vice President

Address:

600 Washington Blvd.

Stamford, CT 06901

Attention: Matthew Rosencrans

Fax: (201) 215-9316

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

UBS AG, Stamford Branch

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

By:	/s/ Michael Cerniglia
Name:	Michael Cerniglia
Title:	Director
Banking Products Services, US

Address:

677 Washington Boulevard

Stamford, CT 06901

Attention: Denise Bushee

Fax: 203-719-3888

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Wachovia Bank, N.A.

By:	/s/ Mike Romanzo
Name:	Mike Romanzo
Title:	Director

Address:

201 South College Street

NC0680/CP8

Charlotte, NC 28288-0608

Attention: Syndication Agency Services

Fax: 704-383-0288

[Second Amendment to RLOC Lock Up Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

CONSENTING CREDITORS:

NAME OF INSTITUTION:

West LB AG New York Branch

By:	/s/ E. Keith Min
Name:	E. Keith Min
Title:	Managing Director

By:	/s/ Sharon Wang
Name:	Sharon Wang
Title:	Associate Director

Address:

1211 Avenue of the Americas

New York, NY 10036

Attention: Sharon Wang

Fax: 212-852-6320

[Second Amendment to RLOC Lock Up Agreement]